UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 4, 2024

Golden Matrix Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATION NOTE

Golden Matrix Group, Inc. (the “Company”, “we” and “us”) previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on April 9, 2024 (the “Initial Report”) disclosing the closing of the transactions contemplated by that certain Sale and Purchase Agreement of Share Capital dated January 12, 2023 (as amended and restated from time to time, the “Purchase Agreement”) with Aleksandar Milovanović, Zoran Milosevic and Snežana Božović (collectively, the “Sellers”), the owners of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia (“Meridian Serbia”); Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and Meridian Gaming (Cy) Ltd, a company formed and registered in the republic of Cyprus (collectively, the “Meridianbet Group”). Pursuant to the Original Purchase Agreement, we agreed to acquire 100% of the Meridianbet Group (the “Acquisition”).

At the time of the filing of the Initial Report, the Company stated that it intended to file the required financial statements and pro forma financial information associated with the Acquisition within 71 days from the date that such Initial Report was required to be filed. By this Amendment No. 1 to the Initial Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference.

Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Meridianbet Group, included in the exhibits hereto and the consent of M&K CPA’s, PLLC filed herewith as Exhibit 23.1, there are no changes to the Initial Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(i) The Meridianbet Group’s audited financial statements, comprising the consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of owners’ equity, and consolidated statements of operations and comprehensive income, and consolidated statements of cash flows for the years then ended, and the related notes to the financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(ii) Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Meridianbet Group for the three months ended March 31, 2024 and 2023, and the years ended December 31, 2023 and 2022 which is incorporated herein by reference.

(iii) The Meridianbet Group’s unaudited financial statements, comprising the consolidated balance sheets as of March 31, 2024 and December 31, 2023, and the related consolidated statements of owners’ equity, and consolidated statements of operations and comprehensive income and, consolidated statements of cash flows for the three months ended March 31, 2024 and 2023, and the related notes to the financial statements, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01, as well as the accompanying notes thereto, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited pro forma combined financial statements are based on the historical consolidated financial statements of the Company and adjusts such information to give effect of the Purchase Agreement.

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The unaudited pro forma combined balance sheet data as of January 31, 2024, gives effect to the Acquisition as if it had occurred on January 31, 2024. The unaudited pro forma condensed combined statement of operations for the twelve-month period ended October 31, 2023, gives pro forma effect to the Acquisition as if it had occurred on November 1, 2022. The unaudited pro forma condensed combined statement of operations for the three-month period ended January 31, 2024, gives pro forma effect to the Acquisition as if it had occurred on November 1, 2023.

The unaudited pro forma combined balance sheet and unaudited combined statements of operations are presented for informational purposes only and do not purport to be indicative of the combined financial condition that would have resulted if the Purchase Agreement would have occurred on November 1, 2023, November 1, 2022 or January 31, 2024. Also, the unaudited pro forma combined financial information is not necessarily indicative of what the combined entity’s results of operations would have been had the transactions been completed as of the date indicated.

(d) Exhibits.

Exhibit Number	Description of Exhibit
23.1*	Consent of M&K CPA’s, PLLC
99.1*

Audited financial statements, comprising the consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of owners’ equity, and consolidated statements of operations and comprehensive income, and consolidated statements of cash flows, for Meridianbet Group for the years then ended, and the related notes to the financial statements

99.2*

Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Meridianbet Group for the three months ended March 31, 2024 and 2023, and the years ended December 31, 2023 and 2022

99.3*

Unaudited financial statements, comprising the consolidated balance sheets as of March 31, 2024 and December 31, 2023, and the related consolidated statements of owners’ equity, and consolidated statements of operations and comprehensive income, and consolidated statements of cash flows for Meridianbet Group for the three months ended March 31, 2024 and 2023, and the related notes to the financial statements

99.4*	Unaudited Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A and Exhibits 99.1, 99.2, 99.3 and 99.4 hereto contain forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act, as amended. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled “Risk Factors” and elsewhere in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC, including, without limitation, our reports on Form 8-Ks, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN MATRIX GROUP, INC

Date: June 4, 2024	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
President and Chief Executive Officer

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